UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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GASCO ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GASCO ENERGY, INC.
7979 EAST TUFTS AVENUE, SUITE 1150
DENVER, CO 80237

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 29, 2013 AND ACCOMPANYING PROXY STATEMENT

On or about April 16, 2013, the proxy materials of Gasco Energy, Inc., a Nevada corporation (the “Company”) were made available to stockholders in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 29, 2013 at 9:00 a.m., Mountain Daylight Time, at The Denver Athletic Club located at 1325 Glenarm Place, Denver, Colorado, 80204. The original proxy statement (the “Proxy Statement”) was filed with the U.S. Securities and Exchange Commission (“SEC”) on April 5, 2013.

This supplement dated May 15, 2013 (the “Supplement”) supplements and amends the Proxy Statement and is first being distributed to stockholders on or about May 15, 2013. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

Our 2012 Annual Report on Form 10-K, the Proxy Statement, this Supplement and a form of proxy may  be viewed on our website at www.gascoenergy.com or at http://www.envisionreports.com/gsx in accordance with the rules of the SEC.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY IN DECIDING HOW TO VOTE. The Board unanimously recommends that stockholders vote FOR (1) the election to the Board of the five remaining nominees for director named in this Supplement, (2) the approval on a non-binding advisory basis of the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) and (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Resignation of Chief Executive Officer

On May 10, 2013, W. King Grant, the Company’s former President, Chief Executive Officer and director, notified the Board of his intention to resign from the Board, effective as of May 10, 2013, and to resign as President and Chief Executive Officer of the Company, effective as of May 13, 2013.  At the time of his resignation, Mr. Grant served on the Executive Committee of the Board. Mr. Grant’s resignation was not related to any disagreement with the other members of the Company’s management or the Board. Mr. Grant will receive severance equal to one month salary plus accrued benefits. Mr. Grant’s unvested stock options and restricted stock will be cancelled and he will have 90 days to exercise the vested stock options that he currently holds.

Also on May 10, 2013, Richard S. Langdon was appointed by the Board to assume the role of interim President and Chief Executive Officer, effective as of May 14, 2013. Mr. Langdon has been a director of the Company since March 2003.  Mr. Langdon previously served as the Chairman of the Audit Committee and a member of the Compensation Committee; however, Mr. Langdon is no longer deemed to be an independent director as a result of his appointment as interim President and Chief Executive Officer, and as a result, Mr. Langdon has resigned from his service on these committees.  The Board has appointed John Schmit as the new Chairman of the Audit Committee. Mr. Langdon was also appointed to join the Executive Committee of the Board. Mr. Langdon’s biography is included in the Proxy Statement.

The Company does not expect to enter into any written employment agreement with Mr. Langdon in connection with his appointment as interim Chief Executive Officer.  The Board determined that during his tenure as interim President and Chief Executive Officer, Mr. Langdon will receive a fixed monthly payment of $25,000 in consideration for his services, and shall not receive any other compensation as a member of the Board.  Mr. Langdon will also be eligible to participate in the Gasco Energy, Inc. Long-Term Incentive Plan.

Election of Directors

As a result of Mr. Grant’s resignation as a director, the Board has reduced the size of the Board and the number of nominees to be elected at the Annual Meeting from six to five. At the Annual Meeting, the Company’s stockholders will be asked to vote on the five remaining director nominees: Charles B. Crowell, Richard J. Burgess, Steven D. Furbush, Richard S. Langdon and John A. Schmit.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

Voting; Revocability of Proxies

Except as described above, this Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. As a stockholder, your vote is very important and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting and regardless of the number of shares of the Company’s common stock that you own.

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy card and wish to change your vote based on any of the information contained in this supplement, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting.

If you are a stockholder of record as of the close of business on April 2, 2013, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

•                  submitting written notice of revocation or another proxy with new voting instructions to our Corporate Secretary at Gasco Energy, Inc., 7979 East Tufts Avenue, Suite 1150, Denver, Colorado 80237 at any time up to and including the last business day preceding the day of the Annual Meeting;

•                  timely submitting another proxy with new voting instructions via the Internet or telephone voting systems;

•                  submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Annual Meeting on the day of the Annual Meeting; or

•                  voting in person at the Annual Meeting.

If you hold your shares in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.